SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                       Date of report: April 15, 1998

               Date of earliest event reported: April 1, 1998



                            NASB FINANCIAL, INC.
           (Exact Name of Registrant as Specified in Its Charter)



                                  MISSOURI
               (State or Other Jurisdiction of Incorporation)



            0-                                   43-1805201
   (Commission File Number)       (I. R. S, Employer Identification No.)


                          12498 South 71 Highway
                         Grandview, Missouri 64030
           (Address of Principal Executive offices)(Zip Code)


                             (816) 765-2200
          (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

     On April 1, 1998 (the "Effective Date"), NASB Financial, Inc., a Missouri general business corporation, ("NASB Financial"), became a bank holding company in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement") by and among NASB Financial, North American Savings Bank, F.S.B., a federally chartered stock savings bank (the "Bank") and NASB Interim Savings Bank, F.S.B. ("Interim Bank"), a federally chartered stock savings bank and a wholly-owned subsidiary of NASB Financial.

     Pursuant to the Merger Agreement, on the Effective Date: (1) the Bank merged with and into Interim Bank (the "Merger") with Interim Bank being the surviving bank ("Surviving Bank"), (2) the Surviving Bank was renamed "North American Savings Bank, F.S.B.", (3) each share of common stock, par value $1.00 per share of the Bank ("Bank Stock"), was exchanged for one share of common stock, par value $1.00 per share of NASB Financial ("Holding Company Stock"), and (4) each outstanding option to purchase shares of Bank Stock was exchanged for an option to purchase an equal number of shares of Holding Company Stock. As a result of the Merger, the shareholders of the Bank became the shareholders of NASB Financial. The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is being accounted for under the pooling-of-interests method of accounting.

     Prior to consummation of the Merger, the Bank was subject to the information, periodic reporting and proxy statement requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, filed reports, proxy statements and other information with Office of Thrift Supervision (the "OTS"). Pursuant to Rule 12g-3 of the rules and regulations promulgated under the Exchange Act by the Securities and Exchange Commission (the "Commission"), on the Effective Date, (i) the shares of Holding Company Stock issued in connection with the Merger were automatically registered under the Exchange Act, and (ii.) NASB Financial automatically succeeded to the information, reporting, and proxy statement requirements of the Bank under the Exchange Act, Filings made by NASB Financial under the Exchange Act will be made with the Commission rather than the OTS. The Bank's reporting obligations under the Exchange Act ended on the Effective Date when NASB Financial's reporting obligations began. The Holding Company Stock has been accepted for listing and is quoted on the National Association of Security Dealers Automated Quotation system under the symbol, "NASB."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.
		Not applicable.

(b)  Pro Forma Financial Information.
          Not applicable.

(c) Exhibits.

EXHIBIT          DESCRIPTION                                 METHOD OF
FILING
------------------------------------------------------------------------
-----
  2              Agreement and Plan of Merger by and         Filed
herewith
                 among North American Savings Bank, F.S.B.,
                 NASB Interim Savings Bank, F.S.B., and
                 NASB Financial, inc.

  3.1            Articles of Incorporation of NASB           Filed
herewith
                 Financial, Inc.

  3.2            Bylaws of NASB Financial, Inc.              Filed
herewith

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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934. the registrant has duly caused this report as amended to be signed on its behalf by the undersigned hereunto duly authorized.






(REGISTRANT)                       NASB FINANCIAL, INC.

By (Signature)                     /s/ David H. Hancock
(Name and Title)                   David H. Hancock
(Date)                             April 10, 1998

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